SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date earliest event reported): May 17, 2005

WFS Financial 2005-2 Owner Trust

(Exact name of registrant as specified in charter)

Delaware	333-122876-01	94-3401639

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

c/o WFS Receivables Corporation 3 (as Originator of the Trust) 444 East Warm Springs Road # 116
Las Vegas, Nevada	89119

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (702) 407-4317

This filing relates to Registration Statement No. 333-122876-01

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS
ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURES
INDEX TO EXHIBITS
Exhibit 20.1
Exhibit 20.2

ITEM 8.01. OTHER EVENTS

On May 25, 2005, we filed a Form 8-K which included, as Exhibits 20.1 and 20.2, the Statement to Securityholders and the Distribution Date Statement, respectively, with respect to the May 17, 2005 Distribution Date. Revised versions of the Statement to Securityholders and Distribution Date Statement with respect to the May 17, 2005 Distribution Date are filed herewith as Exhibits 20.1 and 20.2, respectively. The attached Exhibits contain corrected Net Servicer Advances and Note Monthly Interest Distributable Amounts for the Class A-2, Class A-3, Class A-4, Class B, Class C and Class D Notes.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits

The exhibits listed on the Exhibit Index on page 5 of this Form 8-K/A are filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFS FINANCIAL 2005-2 OWNER TRUST

	By:	WFS Financial Inc as Master Servicer

Date: June 29, 2005	/s/ SUSAN M. TYNER Susan Tyner, Vice President and Assistant Controller

INDEX TO EXHIBITS

Exhibit No.	Description	Page

20.1	Statement to Securityholders as to the May 17, 2005 Distribution Date	—
20.2	Distribution Date Statement dated as of April 30, 2005 for the May 17, 2005 Distribution Date	—